Supplement dated October 21, 2025, to the Updating Summary Prospectus and Prospectus dated May 1,
2025, for Great-West Smart Track® Advisor Variable Annuity contracts issued by Empower Annuity Insurance Company of America
Variable Annuity-2 Series Account

Supplement dated October 21, 2025, to the Updating Summary Prospectus and Prospectus dated May 1,
2025, for Great-West Smart Track® Advisor Variable Annuity contracts issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity-2 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus(es) (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

On or about November 1, 2025, a Portfolio available under your Contract will change its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
LVIP Macquarie U.S. REIT Fund	LVIP Nomura U.S. REIT Fund

After November 1, 2025, all references to the Portfolio in your Prospectus will use the new Portfolio name.

Additionally, effective on or about November 1, 2025, Delaware Investments Fund Advisers, a Sub-Adviser to the Portfolio, will be changing its name to Nomura Investments Fund Advisers and any reference in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT section of the Prospectus is hereby replaced with the new name.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-877-723-8723. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options”.

Please keep this Supplement for future reference.